Exhibit 99.3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Amendment Two to the

Pleasure Service License Agreement

This Amendment Two to the Pleasure Service License Agreement (“Amendment Two”), made and entered into on this 18th day of August, 2010 (“Amendment Two Effective Date”) hereby amends in accordance with the terms and conditions set forth below that certain Pleasure Service License Agreement dated November 16, 2000 (the “Original Agreement”) by and between Colorado Satellite Broadcasting, Inc. (“CSB” or “Network”) and Comcast Cable Communications, LLC, as successor-in-interest to Comcast Programming and Comcast Holdings Corporation (“Comcast” or “Affiliate”), as previously amended effective February 28, 2005 (the “Amendment One,” and collectively with the Original Agreement, the “Agreement”).  Except as otherwise indicated herein, capitalized terms used in this Amendment Two shall have the same meaning as set forth in the Agreement.

In consideration of the mutual covenants set forth herein, and for other valuable consideration, the sufficiency of which is hereby acknowledged, CSB and Comcast agree as follows:

1.                                      Comcast Offices.  The address of Comcast’s offices as set forth in the first paragraph of the Original Agreement and Amendment One is hereby deleted and replaced as follows: “One Comcast Center, 17th and JFK Boulevard, Philadelphia, PA 19103.”

2.                                      Definitions.

a.                                      Pleasure Service; Service.  For clarity, the following programming services shall be deemed included in the terms the “Pleasure Service,” “Service” and the “Pleasure Services” or “Pleasure Service(s)” as used in the Agreement and this Amendment Two, and each of the following programming services shall, individually, be referred to as a “Pleasure Service”:  [***] and any replacement programming service for any of the foregoing.  Network shall provide Comcast at least [***] prior written notice of any change to the name and/or branding of any Pleasure Service.

b.                                      Additional Definitions.  The following paragraphs shall be added to the end of Section 2 of the Agreement.

“l.  Adult Linear Service:  Each [***] adult (i.e., received or that is generally recognized in the media industry as having a rating of [***]) linear programming service; provided that “Adult Linear Service” shall not include:  (i) the programming services known as [***], (ii) any adult programming service(s) distributed by [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

and/or (iii) any programming service that includes adult programming on a [***] basis.

m.  [***]:  [***].

3.                                      Section 3(b) of the Agreement.  Section 3(b) of the Agreement is hereby amended to include the following at the end of Section 3(b):

“Without limiting the foregoing and notwithstanding anything to the contrary in this Agreement, Affiliate shall not have any obligation to [***] the Pleasure Service(s) and any System may [***] any Pleasure Service(s) at any time [***].  Notwithstanding the foregoing, in the event that a [***] receives [***], such [***] shall refund to Network the applicable pro rata portion (based on the proportion of the number of days of carriage prior to such [***] to the [***] period) of such [***] if such [***] any Pleasure Service(s) during the [***] period following launch of such Pleasure Service(s), except in the event that such [***] is in connection with a force majeure event, a material breach by Network of the terms and/or conditions of the Agreement and/or Amendment Two, and/or Network’s failure to deliver the Pleasure Service(s) in accordance with the terms and conditions of this Agreement and/or Amendment Two.”

4.                                      Section 4(c) of the Agreement.  Section 4(c) of the Agreement is hereby amended and replaced in its entirety with the following:

“c.  Subject to the terms and conditions of Sections 4.a. and 4.b. above, Network shall, at Network’s own expense, provide earth station receivers and/or other equipment as shall be necessary to enable the Systems to receive, descramble, transmit and deliver to Demand Purchasers the signals comprising the Pleasure Service(s).  The video signals delivered to Demand Purchasers shall be securely scrambled by the Systems.”

5.                                      Section 6 of the Agreement.

a.                                      Section 6(d) of the Agreement.  Section 6(d) of the Agreement is hereby amended to include the following at the end of Section 6(d):

“For clarity, the following shall not be included in calculations of any Demand Purchase(s) and/or Demand Purchaser(s) for the purposes of this Agreement: [***]. For further clarity, [***] as used in this Agreement shall be [***] attributable to the purchase or sale of the applicable Pleasure Service(s) or any portion thereof.”

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

b.                                      Additional Subsections.  The following paragraphs shall be added to the end of Section 6 of the Agreement:

“g.  Notwithstanding anything to the contrary, for each System that [***] then-currently available via such System with the Pleasure Service(s) (each such System, a “[***]”), in consideration for the receipt and continuing distribution of the Pleasure Services and the rights granted in this Agreement and in lieu of any other Pleasure Service Charge, fees or rates for such Pleasure Services set forth in the Agreement:

i.              Affiliate shall pay [***] generated from Demand Purchases of any Pleasure Service via such [***];

ii.             [***]”

6.                                      Section 7 of the Agreement.  Section 7 of the Agreement is hereby deleted and replaced in its entirety as follows:

“7.  [***].

a.             [***].

b.             Network shall provide on [***] basis, within [***] of the end of each [***] during the term of this Agreement, a certification executed by an executive officer of Network certifying Network’s compliance with the provisions of this Section 7 for such [***].”

7.                                      Section 12 of the Agreement.  Section 12 of the Agreement is hereby deleted and replaced in its entirety with the following:

“12.  TERM OF AGREEMENT.

a.             The initial term of this Agreement shall commence on November 16, 2000 and shall end on [***] unless earlier terminated in

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

accordance with the terms and conditions hereof (the “Initial Term”).

b.             On the expiration of the Initial Term this Agreement shall automatically renew for successive [***] renewal terms unless: (i) earlier terminated in accordance with the terms and conditions of this Agreement or (ii) Affiliate gives Network notice electing to terminate this Agreement at least [***] prior to the expiration of the Initial Term and/or the then-current renewal term, if any. The Initial Term, together with any renewal term(s), if any, shall be referred to herein as the ‘Term.’”

8.                                      Integrated Agreement.  All the terms and conditions set forth in the Agreement shall remain in full force and effect and are hereby incorporated by reference herein and made applicable hereto, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Amendment Two, in which case this Amendment Two shall prevail.  Subject to the foregoing, this Amendment Two and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one in the same document.

The parties, intending to be legally bound, have duly executed this Amendment Two as of the Amendment Two Effective Date set forth above:

Comcast Cable Communications, LLC		Colorado Satellite Broadcasting, Inc.

By:	/s/ Jennifer T. Gaiski	By:	/s/ Ken Boenish
Name:	Jennifer Tryon Gaiski	Name:	Ken Boenish
Title:	Senior Vice President of Content Acquisition	Title:	President